UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03627

Greenspring Fund, Incorporated
 (Exact name of registrant as specified in charter)

2330 West Joppa Road, Suite 110
Lutherville, MD  21093-4641
 (Address of principal executive offices) (Zip code)

Mr. Charles vK. Carlson, President
2330 West Joppa Road, Suite 110
Lutherville, MD  21093-4641
 (Name and address of agent for service)

(410) 823-5353
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2016

Date of reporting period:  June 30, 2016

Item 1. Reports to Stockholders.

GREENSPRING
FUND

SEMI-ANNUAL REPORT

JUNE 30, 2016

This report is intended for shareholders of the
Greenspring Fund, Incorporated and may not be
used as sales literature unless preceded or
accompanied by a current prospectus.

Greenspring Fund, Incorporated

August 2016

Dear Fellow Shareholders:

During the second quarter of 2016, the net asset value of Greenspring Fund advanced by 2.31%, bringing the total gain for the six months ended June 30 to 6.04%. The Fund’s year-to-date performance compares very favorably to the major market indicies, as the Dow Jones Industrial Average and the S&P 500 Index have gained 4.31% and 3.84%, respectively, while the NASDAQ has suffered a loss of -3.29%.

For most of the second quarter, the financial markets were relatively calm, continuing to rebound from the sharp sell-off experienced earlier this year. As the quarter progressed, despite mixed economic reports, the global economy continued its slow advance, as most central banks continued to supply liquidity aggressively in an effort to stimulate economic activity and provide a favorable backdrop for investment. The relative calm was broken on June 23, following the United Kingdom’s vote to leave the European Union (“Brexit”). Global equity markets sold off sharply after the vote, as the lack of any precedent for such an event created an atmosphere of heightened uncertainty and investors feared that near-term political turmoil might cause businesses to delay spending plans until the actual effects of Brexit were more fully understood. Conversely, in a flight to safety, investors aggressively purchased government bonds, pushing bond yields to record lows in many parts of the world, including the U.S.

After a dramatic two-day sell-off, the equity markets rebounded during the last week of the quarter and recovered almost all the ground lost due to the Brexit vote. The rebound was partly driven by investor perceptions that global Central Banks would provide sufficient liquidity to dampen any ill effects caused by Brexit, allowing the broader global financial environment to remain supportive of financial assets. Furthermore, the instability in China that had spooked markets earlier in the year appeared to be contained and the U.S. economy continued to plod forward, although its modest growth rate remained below historical standards. In contrast to the equity market, the government bond market did not reverse its post-Brexit movement, as yields continued to hover near record lows, with the majority of short-term European government bonds trading with negative yields.

Greenspring Fund
Performance for the
Periods Ended June 30, 2016
Quarter	2.31%
Year to Date	6.04%
1 Year	-0.42%
3 Years*	2.01%
5 Years*	4.24%
10 Years*	4.64%
15 Years*	6.02%
20 Years*	6.79%
Since inception on 7/1/83*	9.16%
Expense Ratio**	0.96%

*	Annualized.
**	As stated in Prospectus dated 5-1-16. See note on last page of letter.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-366-3863 or by visiting www.greenspringfund.com. The Fund imposes a 2.00% redemption fee for shares held 60 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Greenspring Fund, Incorporated

INFLUENCES on FUND PERFORMANCE

Nearly two-thirds of the equity securities held by the Fund produced positive results, with strong returns from a handful of securities more than offsetting the total decline of those few holdings that lost ground during the quarter. During the last few quarters, we have emphasized equity investments in companies that we believe not only have strong future prospects, solid balance sheets and deep management teams, but also derive a significant portion of their revenues from U.S.-based activities. Our decision to focus on domestically-oriented companies contributed positively to the performance of the Fund as several of these companies not only benefitted from growth in the underlying domestic economy, but also were less impacted by the negative effects of the relatively strong U.S. dollar and the turbulence in certain global economies. The equity securities that had the greatest influence on the Fund’s performance during the quarter, in order of magnitude, were Silicon Graphics International, FTI Consulting, Gramercy Property Trust, MasTec, Inc., Republic Services and EOG Resources. With the exception of Silicon Graphics, all of these holdings produced positive returns.

Silicon Graphics, a leading manufacturer of high-performance computing systems, reported first quarter earnings in line with investor expectations, but a disappointing near-term outlook caused the stock price to decline. The reduced outlook was due to a change in ordering patterns from a Federal Government agency that resulted in increased uncertainty regarding future sales. Additionally, the expected timing of certain large orders from the Federal Government and two international customers was pushed out to later this year. Despite the recent success of new commercial products and partnerships, the Company’s earnings remain heavily influenced by its business with the Federal Government, which has proven to be difficult to predict on a quarter-by-quarter basis.

FTI Consulting provides high-level professional consulting services related to financial, economic and legal matters to large corporate and government clients globally. FTI reported significantly better than expected financial results for the first quarter, driving a substantial increase in its stock price. Although the balance of the year is not likely to be as strong as the exceptional first quarter, FTI raised its earnings guidance for the year. We are encouraged that new management, in place since early 2014, continued to execute on its plan to position the Company for consistent organic growth combined with improving profit margins.

Gramercy Property Trust is a real estate investment trust that specializes in acquiring and managing single-tenant, net-leased industrial and office properties. At the end of 2015, Gramercy completed the opportunistic acquisition of Chambers Street Properties with the goal of repositioning the acquired portfolio of properties by selling certain multi-tenant office-oriented properties and redeploying the cash into single-tenant industrial properties. As 2016 progressed, Gramercy moved quickly to dispose of the assets earmarked for sale and has been able to sell assets at a faster pace than anticipated, while achieving attractive prices. At the same time, Gramercy was able to identify and purchase additional properties on a pace consistent with its original plan. Solid fundamental performance, an attractive dividend and significant progress on the asset repositioning plan combined to push Gramercy’s stock price higher during the quarter.

% of Net
Greenspring Fund	Assets
Top 10 Holdings	as of
6/30/16
Republic Services, Inc.	4.5%
Gramercy Property Trust, Inc.	4.4%
EMCOR Group, Inc.	3.4%
Novanta, Inc.	3.1%
MasTec, Inc.	3.0%
Lumos Networks Corp.	2.8%
Discover Financial Services	2.8%
MYR Group, Inc.	2.7%
The AES Corporation	2.5%
Southern National Bancorp of Virginia	2.4%

Greenspring Fund, Incorporated

MasTec, an engineering and construction company, and Republic Services, a waste management company, both reported first quarter earnings in line with expectations. These companies experienced a solid start to the year and both management teams expressed strong confidence in the fundamental outlook for their businesses over the next several quarters, leading investors to push up their stock prices.

The fixed income securities held by the Fund once again provided steady consistent positive performance throughout the quarter, with the vast majority of the securities performing according to our expectations. Often, high yield bond prices move in a similar manner to the equity markets, but with far less volatility. As the equity markets sold off in response to the Brexit vote, prices of many longer dated high yield bonds declined, driving bond yields higher. The short duration nature of many of the fixed income securities held by the Fund, however, insulated the portfolio from much of this price volatility.

Greenspring Fund
Portfolio Allocation
as of June 30, 2016

PORTFOLIO ACTIVITY

During the quarter, we initiated several new common stock positions and purchased additional shares in a number of existing holdings. The most significant new common stock purchases included shares in LKQ Corporation, ServiceMaster Global Holdings and Marriott International. We also purchased additional shares in several existing equity holdings including Kroger Co., Hanesbrands, Inc. and PGT, Inc. at what we considered very attractive prices. We sold all the Fund’s shares in CF Industries Holdings, ESSA Bancorp and Middleburg Financial Corporation, as the shares either reached our calculation of full value or fundamentals shifted, causing us to reevaluate our future valuation outlook. We also trimmed the position size in a number of the Fund’s equity holdings as the share prices continued to post strong gains for the year, including FTI Consulting, Novanta, Inc., MasTec, Inc., CA, Inc., and EOG Resources. Given a less certain outlook, we continued to reduce holdings in Silicon Graphics International, Harmonic, Inc. and Rush Enterprises.

As anticipated, and in similar fashion to recent quarters, a significant number of the Fund’s fixed income holdings were called for redemption, as companies continued to take advantage of the low interest rate environment to refinance higher cost debt. We did sell the Fund’s remaining holdings in the debt of Hanger, Inc., due to what we considered to be a less favorable risk/reward scenario.

OUTLOOK

During the second half of 2016, we anticipate that investors will be focused on politics, as the U.S. election begins to take center stage, and the U.K., as well as the broader European Union, begins to deal with the ramifications of Brexit. Despite the fact that politics are inherently unpredictable, it appears that unless a sudden shock disrupts the economy, or conditions improve to a level that pushes the Federal Reserve to raise interest rates, the current slow-growth economic environment may be sustained for quite some time. Expectations for an interest rate increase continue to shift, as the Brexit vote seemed to cause investors to rule out a summer increase, while the more recent recovery in global markets has, once again, raised investor expectations for a rate increase before year-end. Given these various uncertainties, we believe investors should maintain modest expectations.

Greenspring Fund, Incorporated

The market constantly presents challenges for all investors but at the Greenspring Fund we remain focused on our goal of keeping the Fund properly positioned to achieve attractive returns within the current market environment, while achieving those returns with a reduced level of volatility. We thank you for your investment in Greenspring Fund and your confidence in our continuing efforts to staunchly protect and grow your capital.

Respectfully,

Charles vK. Carlson	Michael J. Fusting
Portfolio Manager and Co-Chief Investment Officer	Co-Chief Investment Officer

**Total Annual Fund Operating Expenses for the Fund will not correlate to the Ratio of Expenses to Average Net Assets shown in the Fund’s most recent Annual Report and in the Financial Highlights section of the Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Mutual fund investing involves risk. Principal loss is possible. Small and mid-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future portfolio holdings are subject to risk.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

The Dow Jones Industrial Average is a broad based unmanaged index comprised of 30 actively traded large-capitalization stocks.  The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Nasdaq stock market comprises two separate markets, namely the Nasdaq National Market, which trades large, active securities and the Nasdaq Smallcap market that trades emerging growth companies. It is not possible to invest directly in an index.

Distributed by Quasar Distributors, LLC.

Greenspring Fund, Incorporated

EXPENSE EXAMPLE For the Six Months Ended June 30, 2016 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as redemption fees if you redeem within 60 days of purchase; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/2016 – 6/30/2016).

Actual Expenses
The first line of the table below provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	1/1/2016 –
	1/1/2016	6/30/2016	6/30/2016*
Actual	$1,000.00	$1,060.40	$5.28
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,019.74	$5.17

*	Expenses are equal to the Fund’s annualized expense ratio of 1.03%, multiplied by the average account value over the period multiplied by 182/366 (to reflect the one-half year period).

Greenspring Fund, Incorporated

SCHEDULE OF INVESTMENTS at June 30, 2016 (Unaudited)

Shares		Value
COMMON STOCKS: 68.9%

Apparel & Textiles: 1.8%
207,105	Hanesbrands, Inc.	$5,204,549

Building Products: 2.5%
29,670	Mohawk Industries, Inc.*	5,630,179
150,699	PGT, Inc.*	1,552,200
		7,182,379
Business Software & Services: 3.5%
88,061	Amdocs Limited#	5,082,881
155,920	CA, Inc.	5,118,854
		10,201,735
Commercial Banks & Thrifts: 7.1%
35,987	American National Bankshares, Inc.	906,153
203,050	Beneficial Bancorp, Inc.*	2,582,796
64,487	Chicopee Bancorp, Inc.	1,177,532
211,667	Clifton Bancorp, Inc.	3,189,822
60,586	First Connecticut Bancorp, Inc.	1,003,304
52,900	OceanFirst Financial Corp.	961,193
48,885	Polonia Bancorp, Inc.*	525,514
194,329	Shore Bancshares, Inc.	2,283,366
566,352	Southern National Bancorp of Virginia	6,881,177
26,352	Westbury Bancorp, Inc.*	513,864
63,112	Westfield Financial, Inc.	485,962
		20,510,683
Computer Systems: 0.4%
220,930	Silicon Graphics International Corp.*	1,111,278

Consulting Services: 2.3%
164,974	FTI Consulting, Inc.*	6,711,142

Consumer Services: 0.6%
42,855	ServiceMaster Global Holdings Inc.*	1,705,629

Distributors: 0.9%
81,831	LKQ Corporation*	2,594,043

Diversified Financial Services: 2.8%
152,457	Discover Financial Services	8,170,171

Electrical Equipment & Instruments: 3.4%
17,400	Emerson Electric Co.	907,584
588,910	Novanta, Inc.*#	8,921,986
		9,829,570
Engineering & Construction: 10.1%
198,366	EMCOR Group, Inc.	9,771,509
223,977	KBR, Inc.	2,965,456
391,810	MasTec, Inc.*	8,745,199
323,279	MYR Group, Inc.*	7,784,558
		29,266,722
Entertainment: 2.4%
102,607	AMC Entertainment
	Holdings, Inc. - Class A	2,832,979
73,501	Six Flags Entertainment Corp.	4,259,383
		7,092,362
Food & Staples Retailing: 3.2%
28,890	CVS Health Corporation	2,765,929
174,745	The Kroger Co.	6,428,868
		9,194,797
Healthcare-Products: 1.3%
42,870	Medtronic PLC#	3,719,830

Hotels, Restaurants & Leisure: 0.5%
20,000	Marriott International, Inc.	1,329,200

Industrial Equipment: 0.4%
20,000	Pentair PLC#	1,165,800

Internet Software & Services: 0.7%
32,850	j2 Global, Inc.	2,075,135

Machinery: 0.0%
5,002	Blue Bird Corp.*	59,524

Oil & Gas Exploration & Production: 3.4%
4,403	Energen Corp.	212,269
58,194	EOG Resources, Inc.	4,854,543
176,735	Suncor Energy, Inc.#	4,900,862
		9,967,674
Oil Refining & Marketing: 0.1%
2,813	Phillips 66	223,183

Pulp & Paper: 0.2%
14,325	International Paper Co.	607,093

Real Estate Investment Trust: 4.4%
1,372,874	Gramercy Property Trust, Inc.	12,657,898

Retail: 1.7%
354,640	Party City Holdco Inc.*	4,933,042

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

SCHEDULE OF INVESTMENTS at June 30, 2016 (Unaudited) (Con’t)

Shares/Principal		Value
COMMON STOCKS: 68.9% (Con’t)

Telecommunications Equipment: 0.6%
615,876	Harmonic, Inc.*	$1,755,247

Telecommunications Services: 2.8%
682,185	Lumos Networks Corp.*	8,254,439

Trading Companies & Distributors: 0.1%
5,000	HD Supply Holdings, Inc.*	174,100
1,100	Nexeo Solutions, Inc.*	9,878
		183,978
Transportation & Logistics: 2.1%
55,338	United Parcel Service, Inc. - Class B	5,961,009

Truck Dealerships: 1.6%
81,386	Rush Enterprises, Inc. - Class A*	1,753,868
136,955	Rush Enterprises, Inc. - Class B*	2,847,295
		4,601,163
Utilities: 3.5%
575,955	The AES Corporation	7,187,918
78,825	PPL Corporation	2,975,644
		10,163,562
Waste Management Services: 4.5%
256,343	Republic Services, Inc.	13,152,959
TOTAL COMMON STOCKS
(cost $147,252,575)		199,585,796

PREFERRED STOCKS: 0.6%

Homebuilding: 0.6%
74,699	M/I Homes, Inc., 9.750%, Series A	1,872,704
TOTAL PREFERRED STOCKS
(cost $1,885,922)		1,872,704

CORPORATE BONDS: 16.3%

Aerospace & Defense: 0.3%
$88,000	Spirit AeroSystems, Inc., 6.750%, 12/15/20	90,970
680,000	Spirit AeroSystems, Inc., 5.250%, 3/15/22	714,264
		805,234
Apparel & Textiles: 0.6%
722,000	Levi Strauss & Co, 6.875%, 5/1/22	769,833
791,000	Wolverine World Wide, Inc.,
	6.125%, 10/15/20	821,651
		1,591,484
Automobile Components: 0.7%
279,000	The Goodyear Tire & Rubber Company,
	7.000%, 5/15/22	298,181
1,783,000	Tenneco, Inc.,
	6.875%, 12/15/20	1,845,423
		2,143,604
Beverages: 0.3%
806,000	Cott Beverages Inc., 6.750%, 1/1/20	843,278

Building Products: 0.2%
97,000	Allegion US Holding Co, Inc.,
	5.750%, 10/1/21	101,608
337,000	USG Corporation, 6.300%, 11/15/16	344,148
		445,756
Cable/Satellite TV: 0.4%
983,000	CCO Holdings LLC/CCO Holdings
	Capital Corp., 6.625%, 1/31/22	1,039,523

Chemicals: 0.2%
500,000	Chemtura Corporation, 5.750%, 7/15/21	507,500

Commercial & Residential Building
Equipment & Systems: 0.0%
139,000	Nortek, Inc., 8.500%, 4/15/21	144,247

Commercial Services & Supplies: 0.8%
2,000,000	ACCO Brands Corporation,
	6.750%, 4/30/20	2,127,500
148,000	R. R. Donnelley & Sons Company,
	6.125%, 1/15/17	150,043
		2,277,543
Construction Materials: 0.0%
32,000	Headwaters Incorporated, 7.250%, 1/15/19	32,800

Consulting Services: 0.2%
439,000	FTI Consulting, Inc., 6.000%, 11/15/22	462,816

Diversified Consumer Services: 0.4%
1,103,000	Graham Holdings Company,
	7.250%, 2/1/19	1,196,755

Engineering & Construction: 0.7%
631,000	AECOM Global II, LLC/URS Fox US LP,
	3.850%, 4/1/17	636,498
1,553,000	MasTec, Inc., 4.875%, 3/15/23	1,448,172
		2,084,670

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

SCHEDULE OF INVESTMENTS at June 30, 2016 (Unaudited) (Con’t)

Principal		Value
CORPORATE BONDS: 16.3% (Con’t)

Food & Beverage: 0.8%
$2,313,000	Post Holdings, Inc., 7.375%, 2/15/22	$2,440,215

Food & Staples Retailing: 0.1%
303,000	Rite Aid Corporation, 9.250%, 3/15/20	320,098

Food-Packaged: 0.0%
36,000	Smithfield Foods, Inc., 7.750%, 7/1/17	38,070

Healthcare-Facilities: 0.0%
132,000	HealthSouth Corp., 7.750%, 9/15/22	136,785

Healthcare-Products: 0.2%
677,000	Alere, Inc., 7.250%, 7/1/18	695,194

Healthcare-Providers & Services: 0.4%
571,000	Acadia Healthcare Company, Inc.,
	6.125%, 3/15/21	589,557
182,000	Centene Corporation, 5.750%, 6/1/17	186,323
398,000	Health Net, Inc., 6.375%, 6/1/17	410,935
		1,186,815
Hotels, Restaurants & Leisure: 1.1%
2,444,000	Aramark Services, Inc., 5.750%, 3/15/20	2,518,847
731,000	Hilton Worldwide Finance LLC/Hilton
	Worldwide Finance Corp.,
	5.625%, 10/15/21	757,108
		3,275,955
Household & Personal Products: 0.3%
919,000	Spectrum Brands, Inc., 6.375%, 11/15/20	961,504

Information Technology Services: 0.7%
772,000	CDW LLC/CDW Finance Corp.,
	6.000%, 8/15/22	809,635
1,259,000	CoreLogic, Inc., 7.250%, 6/1/21	1,305,998
		2,115,633
Internet Software & Services: 1.2%
3,418,000	j2 Global, Inc., 8.000%, 8/1/20	3,558,993

Media: 1.8%
175,000	AMC Networks Inc., 7.750%, 7/15/21	182,064
2,839,000	Entercom Radio LLC, 10.500%, 12/1/19	2,998,154
1,615,000	LIN Television Corporation,
	6.375%, 1/15/21	1,691,713
240,000	Starz LLC/Starz Finance Corp.,
	5.000%, 9/15/19	245,100
18,000	TEGNA, Inc., 7.125%, 9/1/18	18,139
		5,135,170
Metals & Mining: 0.0%
74,000	Commercial Metals Company,
	6.500%, 7/15/17	76,590

Oil & Gas Exploration & Production: 0.4%
1,062,000	Gulfport Energy Corporation,
	7.750%, 11/1/20	1,096,515

Packaging & Containers: 0.5%
1,286,000	Reynolds Group Issuer Inc./Reynolds
	Group Issuer LLC/Reynolds Group
	Issuer (Luxembourg), 6.875%, 2/15/21	1,324,580

Real Estate Investment Trusts: 0.1%
306,000	Vereit, Inc./Vereit Operating
	Partnership LP, 2.000%, 2/6/17	308,283

Road & Rail: 0.8%
987,000	The Hertz Corporation, 7.500%, 10/15/18	1,007,974
1,186,000	The Hertz Corporation, 6.750%, 4/15/19	1,210,997
		2,218,971
Telecommunications Services: 0.8%
250,000	Earthlink, Inc., 7.375%, 6/1/20	261,250
1,016,000	Level 3 Financing, Inc., 6.125%, 1/15/21	1,061,202
136,000	Qwest Corporation, 6.500%, 6/1/17	141,270
748,000	SBA Telecommunications Corporation,
	5.750%, 7/15/20	772,310
		2,236,032
Trading Companies & Distributors: 0.9%
2,426,000	HD Supply, Inc., 7.500%, 7/15/20	2,547,057

Transport-Marine: 0.9%
2,428,000	Overseas Shipholding Group, Inc.,
	8.125%, 3/30/18	2,494,770

Utilities: 0.1%
100,000	The AES Corporation, 8.000%, 10/15/17	107,500
168,000	The AES Corporation, 3.673%, 6/1/19º	168,000
		275,500
Waste Management Services: 0.1%
168,000	Clean Harbors, Inc., 5.250%, 8/1/20	172,410

Wireless Telecommunication Services: 0.3%
912,000	T-Mobile USA, Inc., 6.464%, 4/28/19	930,240
TOTAL CORPORATE BONDS
(cost $46,986,756)		47,120,590

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

SCHEDULE OF INVESTMENTS at June 30, 2016 (Unaudited) (Con’t)

Shares		Value
SHORT-TERM INVESTMENTS: 13.5%

Money Market Instruments: 13.5%^
12,819,463	Fidelity Institutional Government Portfolio,
	Institutional Share Class, 0.260%	$12,819,463
526,259	First American Government Obligations,
	Institutional Share Class, 0.260%	526,259
12,819,463	The Government & Agency Portfolio,
	Institutional Share Class, 0.300%	12,819,463
12,819,463	The Treasury Portfolio, Institutional
	Share Class, 0.270%	12,819,463
TOTAL SHORT-TERM INVESTMENTS
(cost $38,984,648)		38,984,648
TOTAL INVESTMENTS IN SECURITIES
(cost $235,109,901): 99.3%		287,563,738
Other Assets and Liabilities: 0.7%		1,977,527
NET ASSETS: 100.0%		$289,541,265

*	Non-income producing security.
#	U.S. security of foreign issuer.
º	The coupon rate shown on variable rate securities represents the rates at June 30, 2016.
^	Rate shown is the 7-day effective yield at June 30, 2016.

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2016 (Unaudited)

ASSETS
Investments in securities, at value (cost $235,109,901)	$287,563,738
Receivables:
Securities sold	2,986,422
Dividends and interest	1,121,775
Fund shares sold	134,913
Prepaid expenses	33,166
Total assets	291,840,014

LIABILITIES
Payables:
Securities purchased	1,811,957
Fund shares redeemed	218,618
Due to affiliate (Note 5)	180,997
Accrued expenses	87,177
Total liabilities	2,298,749

NET ASSETS	$289,541,265

Capital shares issued and outstanding (60,000,000 shares authorized, $0.01 par value)	12,313,648

Net asset value, offering and redemption price per share	$23.51

COMPONENTS OF NET ASSETS
Capital stock at par value	$123,136
Paid-in capital	221,973,329
Accumulated undistributed net investment income	2,695,735
Accumulated net realized gain on investments	12,295,228
Net unrealized appreciation on investments	52,453,837
NET ASSETS	$289,541,265

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2016 (Unaudited)

INVESTMENT INCOME
Income
Interest	$2,187,983
Dividends (net of foreign withholding taxes of $11,595)	1,618,251
Total income	3,806,234

Expenses
Advisory fees (Note 5)	1,080,630
Sub transfer agent fees	109,543
Administration fees	82,427
Transfer agent fees	39,251
Fund accounting fees	31,279
Administration fees - Corbyn (Note 5)	29,468
Directors fees	22,377
Legal fees	20,100
Reports to shareholders	18,908
Blue sky fees	17,351
Insurance fees	14,758
Audit fees	14,670
Custody fees	13,714
Miscellaneous fees	2,835
Total expenses	1,497,311
Net investment income	2,308,923

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on sale of investments	453,904
Change in net unrealized appreciation on investments	13,151,206
Net realized and unrealized gain on investments	13,605,110
Net increase in net assets resulting from operations	$15,914,033

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	June 30, 2016#	December 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$2,308,923	$9,135,526
Net realized gain (loss) on sale of:
Unaffiliated investments	453,904	34,401,354
Affiliated investments (Note 5)	—	(1,967,528)
Change in net unrealized appreciation on investments	13,151,206	(67,420,627)
Net increase (decrease) in net assets resulting from operations	15,914,033	(25,851,275)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(9,147,096)
From net realized gain	—	(9,467,311)
Total distributions to shareholders	—	(18,614,407)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived
from net change in outstanding shares(a)	(43,808,657)	(309,236,406)
Total decrease in net assets	(27,894,624)	(353,702,088)

NET ASSETS
Beginning of period	317,435,889	671,137,977
End of period (including accumulated net investment
loss of $2,695,735 and $386,812, respectively)	$289,541,265	$317,435,889

(a)	A summary of capital share transactions is as follows:

	Six Months Ended		Year Ended
	June 30, 2016#		December 31, 2015
	Shares	Value	Shares	Value
Shares sold	303,474	$6,830,557	963,131	$23,468,525
Shares issued in reinvestment of distributions	—	—	796,549	18,222,252
Shares redeemed+	(2,302,928)	(50,639,214)	(14,503,573)	(350,927,183)
Net decrease	(1,999,454)	$(43,808,657)	(12,743,893)	$(309,236,406)

#	Unaudited.
+	Net of redemption fees of $347 and $23,494, respectively.

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

	Six Months
	Ended
	June 30,		Year Ended December 31,
	2016#		2015	2014	2013	2012	2011
Net asset value, beginning of period	$22.18		$24.80	$26.47	$23.23	$22.70	$24.19
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.19		0.54	0.70	0.61	0.67	0.58
Net realized and unrealized gain (loss) on investments	1.14		(1.98)	(1.35)	3.57	1.35	(0.66)
Total from investment operations	1.33		(1.44)	(0.65)	4.18	2.02	(0.08)
LESS DISTRIBUTIONS:
From net investment income	—		(0.53)	(0.70)	(0.58)	(0.88)	(0.82)
From net realized gain	—		(0.65)	(0.32)	(0.36)	(0.61)	(0.59)
Total distributions	—		(1.18)	(1.02)	(0.94)	(1.49)	(1.41)
Net asset value, end of period	$23.51		$22.18	$24.80	$26.47	$23.23	$22.70
Total return	6.04	%^	(5.86%)	(2.51%)	18.13%	9.07%	(0.26%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$289.5		$317.4	$671.1	$868.3	$650.9	$739.0
Ratio of expenses to average net assets	1.03	%+	0.95%	0.89%	0.92%	0.93%	0.91%
Ratio of net investment income to average net assets	1.59	%+	1.93%	2.54%	2.25%	2.89%	2.40%
Portfolio turnover rate	25	%^	25%	50%	68%	28%	58%

#	Unaudited.
^	Not Annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS June 30, 2016 (Unaudited)

Note 1 – Significant Accounting Policies

Greenspring Fund, Incorporated (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund is organized as a Maryland corporation and commenced operations on July 1, 1983.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from those estimates.  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard codification topic 946 “Financial Services – Investment Companies.”

Investment transactions and related investment income – Investment transactions are recorded on the trade date.  Dividend income is recorded on the ex-dividend date and interest income, including amortization of premiums and accretion of discounts, is recorded on the accrual basis.  Dividends determined to be a return of capital are recorded as a reduction of the cost basis of the security.  Realized gains and losses from investment transactions are reported on an identified cost basis.

Valuation of Investments – Generally, the Fund’s investments are valued at market value. Equity securities traded on a principal stock exchange are valued at the last quoted sale price. Equity securities traded on the NASDAQ National Market System (“NASDAQ”) are normally valued at the official closing price provided by NASDAQ. Equity securities that are not traded on a principal exchange or NASDAQ are valued at the last sale price in the over-the-counter market. In the absence of a last sale price or official closing price, or if there is no trading in a security on a business day, the security will be valued at the mean between its closing bid and asked prices obtained from sources the Adviser deems appropriate pursuant to policies and procedures approved by the Fund’s Board. Equity securities in an active market will be classified as Level 1 securities.

Investments in mutual funds, including money market funds, are valued at the mutual fund’s closing net asset value per share on the day of valuation. The prospectuses for such investment companies contain information on those investment companies’ valuation procedures and the effects of fair valuation. These securities will be classified as Level 1 securities.

Short-term debt instruments, including commercial paper or U.S. Treasury bills, having a maturity of 60 days or less may be valued at amortized cost, which approximates fair value. Amortized cost will not be used if its use would be inappropriate due to credit or other impairments of the issuer. These debt instruments will generally be classified as Level 2 securities.

Debt securities, such as corporate or convertible bonds, including those having a maturity or an announced call within 60 days, are generally traded in the over-the-counter market. These securities are valued at prices obtained from an independent pricing service, which may consider the yield or price of bonds of similar quality, coupon, maturity and type, as well as prices supplied by dealers who make markets in such securities. In the absence of a price from a pricing service, or if a quotation does not appear to accurately reflect the current value of a security, debt securities are valued at the mean of the closing bid and asked prices from sources the Adviser deems appropriate pursuant to policies and procedures approved by the Fund’s Board. Debt securities will generally be classified as Level 2 securities.

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS June 30, 2016 (Unaudited) (Con’t)

Any securities for which market quotations are not readily available or for which the above valuation procedures are not appropriate or do not reflect fair market value are valued at fair value as determined in good faith by the Adviser pursuant to policies and procedures approved by the Fund’s Board.

In determining fair value, the Adviser, as directed by the Board, considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various input and valuation techniques used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the security, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the security, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the security, and which would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2016:

	Quoted Prices	Significant Other	Significant	Carrying Value
	in Active	Observable	Unobservable	at June 30,
	Markets	Inputs	Inputs	2016
	Level 1	Level 2	Level 3	Total
Common Stocks	$199,585,796	$—	$—	$199,585,796
Preferred Stocks	1,872,704	—	—	1,872,704
Corporate Bonds	—	47,120,590	—	47,120,590
Short-Term Investments	38,984,648	—	—	38,984,648
Total	$240,443,148	$47,120,590	$—	$287,563,738

See Schedule of Investments for industry breakdown.

Transfers between levels are recognized at the end of the reporting period. During the period ended June 30, 2016, the Fund had no transfers between levels.  The Fund did not have any Level 3 securities during the period.

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS June 30, 2016 (Unaudited) (Con’t)

Dividends and distributions to stockholders – The Fund records dividends and distributions to shareholders on the ex-dividend date.

Redemption fees – The Fund’s Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders.  The Fund is intended for long-term investors.  The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders.  The Fund reserves the right to decline a purchase order for any reason.

“Market-timers” who engage in frequent purchases and redemptions over a short period can disrupt the Fund’s investment program by requiring the Fund to have excess cash on hand or to liquidate holdings to accommodate redemptions.  In addition, frequent purchases and redemptions may impede efficient Fund management and create additional transaction costs that are borne by all shareholders.  To the extent that the Fund invests a significant portion of its assets in small-cap securities or high-yield bonds, it may be subject to the risks of market timing more than a fund that does not.  Therefore, the Fund imposes a 2% redemption fee for shares held 60 days or less.  The fee is deducted from the seller’s redemption proceeds and deposited into the Fund to help offset brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading.  All shareholders are subject to these restrictions regardless of whether you purchased your shares directly from the Fund or through a financial intermediary.  However, the Fund is limited in its ability to determine whether trades placed through financial intermediaries may signal excessive trading.  Accordingly, the Fund may not be able to determine whether trading in combined orders or in omnibus accounts is contrary to the Fund’s policies.  The Fund reserves the right to reject combined or omnibus orders in whole or in part.

To calculate redemption fees, after first redeeming any shares associated with reinvested dividends or other distributions, the “first-in, first out” method is used to determine the holding period.  Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account.  If the holding period for shares purchased is 60 days or less, the fee will be charged.  The redemption fee may be modified or discontinued at any time, in which case, shareholders will be notified.  The redemption fee does not apply to shares acquired through the reinvestment of dividends or other distributions, or shares redeemed pursuant to a systematic withdrawal plan or a mandatory IRA distribution.

In compliance with Rule 22c-2 under the 1940 Act, Quasar Distributors, LLC, on behalf of the Fund, has entered into written agreements with each of the Fund’s financial intermediaries, under which the intermediaries must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its frequent trading policies.

Risk of loss arising from indemnifications – In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Dividends and Distributions

The Fund’s policy is to declare dividends from net investment income and distributions from net realized gains as determined in accordance with the Internal Revenue Code which may differ from accounting principles generally accepted in the United States of America.  Accordingly, periodic reclassifications are made within the portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS June 30, 2016 (Unaudited) (Con’t)

On July 9, 2015 an income dividend of $0.34 per share was declared, payable on July 10, 2015, to shareholders of record on July 8, 2015.  Additionally, on December 16, 2015, an income dividend of $0.191 per share and a long-term capital gain distribution of $0.654 per share were declared, payable on December 17, 2015 to shareholders of record on December 15, 2015.  The tax character of distributions paid during the six months ended June 30, 2016 and the year ended December 31, 2015 were as follows:

Distributions paid from:	June 30, 2016	December 31, 2015
Ordinary income	$—	$9,147,096
Long-term capital gain	$—	$9,467,311

These dividends are either distributed to shareholders or reinvested in the Fund as additional shares issued to shareholders.  For those shareholders reinvesting the dividends, the number of shares issued is based on the net asset value per share as of the close of business on the ex-dividend date.

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2015.

Note 3 – Purchases and Sales of Investments

For the six months ended June 30, 2016, purchases and sales of investments, other than short-term investments and U.S. government obligations aggregated $67,331,755 and $133,670,323, respectively.

Note 4 – Federal Income Taxes

The Fund’s policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies.  Accordingly, the Fund intends to distribute substantially all of its taxable income.  Therefore, no federal income tax provision is required.

As of and during the six months ended June 30, 2016, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year.  Generally, tax authorities can examine tax returns filed for all open tax years (2012-2015).

Required Fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes.

Accordingly, the composition of net assets and distributions on a tax basis may differ from those reflected in the accompanying financial statements.  As of December 31, 2015, the Fund’s most recently completed year end, the components of distributable earnings on a tax basis were as follows:

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS June 30, 2016 (Unaudited) (Con’t)

Cost of investments	$272,495,567
Gross tax unrealized appreciation	64,099,567
Gross tax unrealized depreciation	(24,917,249)
Net tax unrealized appreciation	39,182,318
Undistributed ordinary income	386,812
Undistributed long-term capital gain	11,961,637
Total distributable earnings	12,348,449
Other accumulated losses	—
Total accumulated earnings	$51,530,767

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2015, the Fund decreased undistributed net investment income by $952 and increased accumulated net realized gain on investments by $952.  As of December 31, 2015, the Fund did not have a post-October capital loss or a capital loss carryforward.

Note 5 – Transactions with Affiliated Parties

Corbyn serves as the Fund’s investment adviser.  Under an agreement between the Fund and Corbyn, the Fund pays Corbyn a fee of 0.75% of the first $250 million of average daily net assets, 0.70% of average daily net assets between $250 million and $500 million and 0.65% of average daily net assets in excess of $500 million, which is computed daily and paid monthly.  For the six months ended June 30, 2016, the Fund incurred $1,080,630 in advisory fees.

The Fund has also entered into a Services Agreement with Corbyn to provide various administrative services.  As compensation, the Fund pays Corbyn a fee of $2,500 per month plus 0.01% of average daily net assets, which is computed daily and paid monthly.  For the six months ended June 30, 2016, the Fund incurred $29,468 in administrative fees to Corbyn.

At June 30, 2016, investors for whom Corbyn was investment adviser held 988,030 shares of the Fund.

Note 6 – Subsequent Events

On July 13, 2016 an income dividend of $0.23 per share and a long-term capital gain distribution of $0.9777 per share were declared, payable on July 14, 2016, to shareholders of record on July 12, 2016. Management has evaluated other events and transactions occurring after June 30, 2016 through the date that the financial statements were issued, and has determined that no additional subsequent events requiring disclosure were identified.

Greenspring Fund, Incorporated

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Continuance of the Investment Advisory Agreement (the “Agreement”) must be considered annually by the directors of the Fund who are not parties to the Agreement or “interested persons” of any such party (as defined in the 1940 Act) (the “Independent Directors”). In order for continuance to be approved, a majority of the Independent Directors must vote for such approval at an in-person meeting called for this purpose.

The Board of Directors (the “Board”), including a majority of the Independent Directors, approved the continuance of the Agreement most recently at an in-person meeting in February 2016. To assist the Directors in their evaluation of the Agreement, the Board was supplied with extensive information by the Adviser in advance of the meeting. After a detailed presentation by the Adviser, during which the written materials were reviewed and questions from the Board were answered, the Independent Directors met separately to consider the approval of the Agreement. The Board as a whole, and the Independent Directors voting separately, then approved the continuation of the Agreement as being in the best interest of the Fund. In considering the Agreement, the Board did not identify any particular overriding factor, but considered all the information available.

Below is a summary of the primary factors considered by the Board and the conclusions thereto that formed the basis for the Board approving the continuance of the Agreement:

1.
The nature, extent, and quality of the services to be provided by the Adviser under the Agreement. The Board reviewed the qualifications and experience of the Fund’s portfolio manager and other key personnel of the Adviser involved in the day-to-day activities of the Fund.  The Board also considered the Adviser’s resources and compliance structure.  The Board reviewed the compliance program of the Adviser and the qualifications of the CCOs of the Adviser and the Fund, as well as the Adviser’s compliance record and the Adviser’s oversight of the Fund’s third party service providers. Additionally, they discussed the Adviser’s resources to market the Fund and efforts to maintain and grow its assets to benefit shareholders.  The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures to perform its duties under the Agreement and that the nature, overall quality, and extent of the management services were satisfactory and reliable.

2.
The Fund’s historical investment performance. The Board discussed the short- and long-term investment performance of the Fund on an absolute basis and compared to category benchmarks, relative market indices and major market indices.  The Board noted that in recent years the Fund’s returns lagged behind the average performance of its category benchmarks, which are groups of other mutual funds with similar asset size, operating structure, and expense structure.  As part of its analysis of investment performance, the Board considered the Fund’s investment objective, relative market conditions, consistency of returns and level of risk taken.  The Board concluded that the Fund’s historical investment performance was acceptable given the market conditions, level of risk taken, consistency of returns and the Fund’s long-term performance objective.

3.
The costs of the services to be provided by the Adviser and the structure of the Adviser’s fees under the Advisory Agreement. The Board reviewed a presentation prepared by the Adviser comparing the Fund to a group of peer funds, which were similar in asset size, operating, and expense structure.  The Board considered that the Fund’s contractual advisory fee and total expense ratio were less than the median contractual advisory fee and total expense ratio of the peer funds at a common net asset level.  The Board concluded that the Adviser had consistently maintained an annual expense ratio below the peer group median without waiving and/or

Greenspring Fund, Incorporated

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Con’t)

reimbursing any fees to the Fund.  Additionally, the Board was provided information on the services the Adviser provides to separately managed accounts and considered how those services differ from the services provided to the Fund.  The Board concluded that the fee structure of the Agreement was reasonable.

4.
Economies of scale. The Board also considered that economies of scale would be expected to be realized by the  Fund. The Board noted that the Agreement’s fee schedule includes breakpoints at net asset levels of $250 million and $500 million, whereby the fees paid by the Fund decrease at higher asset levels.  The Board noted that, although the Fund’s net assets had declined during the past year, the shareholders benefited from the $250 million breakpoint for all of 2015 and the $500 million breakpoint for part of 2015.

5.
Costs of services provided and profits to be realized by the Adviser. The Board also discussed the profitability of the Agreement with the representatives of the Adviser.  The Board concluded that the profitability of the Adviser with respect to the Agreement was reasonable, and that the Adviser maintained adequate profit levels to support the services to the Fund.

6.
Other factors and considerations. The Board also discussed the quality of management, advisory and other services provided by the Advisor to the Fund throughout the year.  The Board considered the Advisor’s receipt of research services in exchange for soft dollar credits in connection with commissions paid by the Fund.  The Board also reviewed the Adviser’s management of its relationship with the Fund’s third party service providers.  The Board discussed the Fund’s portfolio management presentations and the detailed information relating to the Fund’s portfolio and performance presented at its quarterly meetings.

Greenspring Fund, Incorporated

NOTICE TO SHAREHOLDERS June 30, 2016 (Unaudited)

Tax Information
The Fund designates 47.86% of dividends declared from net investment income during the fiscal year ended December 31, 2015 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders in the Fund, the percentage of ordinary dividend income distributed for the year ended December 31, 2015, which is designated as qualifying for the dividends-received deduction, is 43.68%.

For foreign shareholders in the Fund, for the year ended December 31, 2015, 73.56% of the ordinary distributions paid qualify as interest-related dividends under the Internal Revenue Code Section 871(k)(1)(c), and 0.00% of the ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c).

Proxy Voting Policies and Proxy Voting Record
The Fund’s proxy voting policies and procedures, as well as its proxy voting record for the most recent 12-month period ended June 30, are available without charge, upon request, by contacting the Fund at (800) 366-3863 or info@greenspringfund.com. The Fund will send the information within three business days of receipt of the request, by first class mail or other means designed to ensure equally prompt delivery. The Fund’s proxy voting record is also available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Form N-Q Holdings Information
The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Reports and Householding
In an attempt to reduce shareholder expenses, we will mail only one copy of the Fund’s Summary Prospectus and each Annual and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 366-3863. We will begin sending you individual copies 30 days after receiving your request.

The Fund’s Summary Prospectus, Prospectus, Statement of Additional Information, Annual Report, and Semi-Annual Report, along with its first and third quarter portfolio holdings, are available on the Fund’s website at www.greenspringfund.com.

Greenspring Fund, Incorporated

PRIVACY POLICY June 30, 2016 (Unaudited)

Privacy Policy
The Greenspring Fund recognizes that individuals expect an exceptional level of privacy in their financial affairs. The Fund assures the confidentiality of personal information provided to it.

The information we collect is limited to what the Fund believes is necessary or useful to conduct our business; administer your records, accounts and funds; to comply with laws and regulations; and to help us design or improve products and services. The Fund collects non-public personal information about you from information it receives from you on applications or other forms or through its website, as well as from information about your transactions with the Fund.

Some of this information may be disclosed to the Fund’s investment adviser, but not for marketing solicitation, as well as non-affiliated third parties who provide non-financial services to the Fund such as our Transfer Agent, in order to administer customer accounts and mail transaction confirmations and tax forms, and the mailing house the Fund utilizes for mailing shareholder reports. Such information may also be disclosed to a non-affiliated third party engaged to provide fund accounting and administrative services to us. Disclosing this information enables us to meet customers’ financial needs and regulatory requirements. These third parties act on its behalf and are obligated to keep the information we provide to them confidential and to use the information only for the purposes authorized. The Fund does not disclose any non-public personal information about you or former customers to anyone, except as permitted by law.

To protect your non-public personal information, the Fund permits access to it only by authorized employees and maintains security practices to safeguard your information.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-366-3863 or greenspring@greenspringfund.com. Thank you.

The Privacy Policy is not part of the Semi-Annual Report.

Greenspring Fund, Incorporated

Performance Since Inception on
July 1, 1983 through June 30, 2016
(Unaudited)

HOW $10,000 INVESTED ON 7/1/83 WOULD HAVE GROWN*

*
Figures include changes in principal value, reinvested dividends and capital gains distributions. Past expense limitations increased the Fund’s return. This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund since inception through June 30, 2016. The total value of $180,288 assumes the reinvestment of dividends and capital gains, but does not reflect the effect of any redemption fees. This chart does not imply any future performance.

Average annual total returns for the one, three, five, ten year and since inception periods ended June 30, 2016 were -0.42%, 2.01%, 4.24%, 4.64% and 9.16%, respectively. Average annual returns for more than one year assume a compounded rate of return and are not the Fund’s year-by-year results, which fluctuated over the periods shown. Returns do not reflect taxes that shareholders may pay on Fund distributions or redemption of Fund shares.

(This Page Intentionally Left Blank.)

Greenspring Fund, Incorporated
2330 West Joppa Road, Suite 110
Lutherville, MD 21093
(410) 823-5353
(800) 366-3863
www.greenspringfund.com

DIRECTORS
Charles vK. Carlson, Chairman
William E. Carlson
David T. Fu
Sean T. Furlong
Michael J. Fusting

OFFICERS
Charles vK. Carlson
President and Chief Executive Officer

Michael J. Fusting
Sr. Vice President and
Chief Financial Officer

Elizabeth Agresta Swam
Chief Compliance Officer,
Secretary, Treasurer
and AML Officer

INVESTMENT ADVISER
Corbyn Investment Management, Inc.
2330 West Joppa Road, Suite 108
Lutherville, MD 21093-7207

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 N. Rivercenter Dr., Suite 302
Milwaukee, WI 53212

LEGAL COUNSEL
K&L Gates LLP
1601 K Street NW
Washington, DC 20006

Symbol – GRSPX
CUSIP – 395724107

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-(15(b) or 240.15d-15(b)).  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below:  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act (17 CFR 270.23 C-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Greenspring Fund, Incorporated

By (Signature and Title)*    /s/Charles vK. Carlson
Charles vK. Carlson, Chief Executive Officer

Date     August 24, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Charles vK. Carlson
Charles vK. Carlson, Chief Executive Officer

Date     August 24, 2016

By (Signature and Title)*    /s/Michael J. Fusting
Michael J. Fusting, Chief Financial Officer

Date     August 24, 2016

* Print the name and title of each signing officer under his or her signature.